UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under § 240.14a-12

Airgas, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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TRANSACTION FACTSHEET

AIR LIQUIDE TO ACQUIRE AIRGAS: HIGHLY COMPLEMENTARY COMBINATION TO DELIVER GREATER VALUE, SERVICE & INNOVATION

Air Liquide, world leader in gases, technologies and services for Industry and Health, and Airgas, one of the leading suppliers of industrial gases and associated products and services in the U.S., have announced an agreement under which Air Liquide will acquire Airgas. Combining these two companies will bring together two highly complementary businesses to deliver greater value, service and innovation to customers in North America and around the world. In the U.S., Airgas’ leadership in the packaged gases business and associated products and services, and Air Liquide’s strong footprint in complementary activities will increase the scope and competitiveness of the combined companies’ product offering.

Chairman and CEO:    Benoît Potier

Founded:    1902

Global Headquarters

Paris, France

Annual Revenue*

€15.4 billion / $20.4 billion

Presence

80 countries

Employees

50,000+

Customers & Patients

2+ million

World leader in gases, technologies and services for Industry and Health

Executive Chairman:    Peter McCausland

CEO:    Michael Molinini        Founded:    1982

Global Headquarters

Radnor, PA, United States

Annual Revenue**

€4.2 billion / $5.3 billion

Presence

49 U.S. States, Mexico and Canada

Employees

17,000+

Customers

1+ million

Leader in U.S. packaged gases business and associated products and services

Innovation & Technologies

•    287 new patents filed in 2014

•    6,200 employees in innovation entities

•    €278 million innovation expenses in 2014

•    9 world-class R&D centers worldwide, including Newark, Delaware in the U.S.

Customer-centric organization

•    Leading customer-facing platform, including e-commerce and telesales capabilities

•    1,100+ locations across the U.S., including app.900 branches and retail stores

•    400+ acquisitions over 30 years

Air Liquide in the U.S.

•    5,000+ employees

•    200+ locations

•    140+ industrial gas plants

•    2,000 miles of pipeline

•    Americas account for 24% of Air Liquide’s Gas & Services sales

•    Houston is one of the Group’s corporate hubs

*      Air Liquide revenue and sales are FY 2014 and converted from EUR to USD at 2014 average exchange rate of 1.326.

**    Airgas revenue and sales are FY 2015 and converted from EUR to USD at 2015 average exchange rate of 1.262.

TRANSACTION FACTSHEET

AIR LIQUIDE TO ACQUIRE AIRGAS: HIGHLY COMPLEMENTARY COMBINATION TO DELIVER GREATER VALUE, SERVICE & INNOVATION

Deal Terms:

•	Airgas shareholders will receive a cash consideration of $143 per share

•	Offer represents a total enterprise value of $13.4 billion / €12.5 billion*

•	Transaction represents a premium of +50.6% to Airgas’ one month average share price, prior to the announcement of the transaction

•	The transaction is expected to be accretive from year one

*	At current exchange rates, on a fully diluted basis. Calculated as of November 16th, 2015.

STRENGTHENED

GLOBAL LEADERSHIP

COMBINED BUSINESS IDEALLY POSITIONED

TO GROW IN NORTH AMERICA

AIR LIQUIDE 2014 GAS & SERVICES SALES BY GEOGRAPHY**	AIR LIQUIDE + AIRGAS 2014 GAS & SERVICES SALES BY GEOGRAPHY**

**	Calendar year 2014 converted from EUR to USD at 2014 average exchange rate of 1.326.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This document contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. L’Air Liquide S.A. (“Air Liquide”) and Airgas, Inc. (“Airgas”) have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this release include without limitation statements regarding the expected timing of the completion of the transactions described in this document, Air Liquide’s operation of Airgas’ business following completion of the contemplated transactions, and statements regarding the future operation, direction and success of Airgas’ businesses. Such statements are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of Airgas’ stockholders required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the effects of disruption caused by the announcement of the contemplated transactions making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transactions costs; actual or contingent liabilities; and other risks and uncertainties discussed in Airgas’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” sections of Airgas’ most recent annual report on Form 10-K. You can obtain copies of Airgas’ filings with the SEC for free at the SEC’s website (www.sec.gov). Neither Air Liquide nor Airgas undertakes any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this announcement are qualified in their entirety by this cautionary statement.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Airgas intends to file with the SEC a proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Airgas stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Airgas and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Airgas investors and security holders in connection with the contemplated transactions. Information about Airgas’ directors and executive officers is set forth in its proxy statement for its 2015 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec. gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that Airgas intends to file with the SEC.